Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

14. Subsequent Events

On January 12, 2017, Navigator Nova, a 37,300 cubic meter ethylene capable semi-refrigerated gas carrier was delivered from Jiangnan shipyard in China.

On January, 24, 2017, Navigator Luga, a 22,000 cubic meter semi-refrigerated gas carrier was delivered from HMD shipyard in Korea. The vessel will immediately take up a five year time charter.

On February 10, 2017, we issued senior unsecured bonds in an aggregate principal amount of $100.0 million with Norsk Tillitsmann ASA as the bond trustee. The proceeds of the 2017 senior unsecured bonds together with cash on hand were used to redeem the 2012 senior unsecured bonds of $125.0 million at a call option premium of 2.0% equating to $2.5 million. The 2017 senior unsecured bonds are governed by Norwegian law and listed on the Nordic ABM which is operated and organized by Oslo Børs ASA. The senior unsecured bonds mature in full on February 10, 2021.

The current lease term for our representative office in London ends in March 2017. In February 2017 we have entered into a new lease for an alternate office space for a period of 10 years with a mutual break option in February 2022, which is the fifth anniversary from the lease commencement date. The gross rent per year is approximately $1.1 million.